Preliminary Materials

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14C

(Rule 14C-101)
SCHEDULE 14C INFORMATION

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

OBJ ENTERPRISES, INC.
 (Exact Name of Registrant as Specified in its Charter)

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Preliminary Materials

OBJ Enterprises, Inc.
1707 Post Oak Blvd. Suite 215
Houston ▪ Texas ▪ 77056

Notice of Action by Written Consent

To all Stockholders of OBJ Enterprises, Inc.:

I am writing to inform you that the Board of Directors of OBJ Enterprises, Inc. (the “Company”) and holders of a majority of the issued and outstanding shares of common stock of the Company entitled to vote on the matters set forth herein, have approved the following corporate actions by written consent in lieu of a meeting pursuant to Section 607.0704 of the Florida Business Corporation Act.

(1)
The Articles of Incorporation of the Company shall be amended to increase the total number of shares of common stock that the Company has authority to issue to 250,000,000 shares of common stock, par value of $0.0001.

(2)	The Articles of Incorporation of the Company shall be amended to change the name of the Company from “OBJ Enterprises, Inc.” to “MyGo Games Holding Co.”

(3)
The Articles of Incorporation of the Company shall be amended to stagger positions on the Company’s Board of Directors into three classes, with the term of office of two director positions to expire at the annual meeting of shareholders next ensuing; another two director positions to expire one year after the annual meeting next ensuing; and another three director positions to expire two years after the annual meeting next ensuing; and at each annual election held after such classification and election, directors shall be chosen for a full three-year term to succeed those whose terms expire.  Any director appointed to fill a vacancy on the board by reason of death, resignation, removal from office, refusal to stand for re-election or otherwise shall be appointed for the remainder of the term of the class of the director they are appointed to replace. In the absence of a nomination for a successor at the end of a director’s term, the term of the then current director shall simply be extended for another full three year term without further action being required.  Not more than one class of directors, being the class up for election at that year’s annual meeting, shall be subject to replacement by the shareholders during any single year. Any increase or decrease in the number of directors pursuant to the Company’s Articles of Incorporation or Bylaws shall be apportioned by resolution of the Company’s Board of Directors to be so apportioned among the director classes as to make all classes as nearly equal in number as possible. In no case will a decrease in the number of directors shorten the term of any incumbent director.

(4)	The Bylaws of the Company shall be amended to permit the Company’s Board of Directors to be not fewer than one nor more than ten directors and to consist of seven directors initially.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice of action by written consent constitutes notice to those stockholders of the Company who have not consented in writing to the above actions or who are not entitled to vote on the above actions pursuant to Section 607.0704 (3) of the Florida Business Corporation Act. There are no dissenters’ rights in connection with the actions taken above.

Preliminary Materials

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company.

The effective date of the Authorized Share Increase, Name Change and Staggered Board Approval is tentatively scheduled for July 23, 2014, subject to approval and publication by the Financial Industry Regulatory Authority (FINRA). The Board Increase was effective upon approval by the Consenting Stockholder on June 23, 2014.

By Order of the Board of Directors,

Daniel Hammett
Chief Executive Officer
Houston, Texas
July 3, 2014

Preliminary Materials

OBJ Enterprises, Inc.
1707 Post Oak Blvd. Suite 215
Houston ▪ Texas ▪ 77056

Information Statement

July 3, 2014

This Information Statement is being mailed to the stockholders of OBJ Enterprises, Inc., a Florida corporation (hereinafter referred to as the “Company”), on or about July 3, 2014 in connection with the corporate actions described below. The Company’s board of directors (the “Board”) and the holder (the “Consenting Stockholder”) of a majority of the issued and outstanding shares of common stock (the “Common Stock”) of the Company entitled to vote on the matters set forth herein have approved such matters. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions. No other stockholder approval is required.  The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on June 23, 2014 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTIONS

The Florida Business Corporation Act permits the holders of a majority of the shares of the Company’s outstanding Common Stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the stockholders of the Company.  On June 23, 2014, the Consenting Stockholder holding an aggregate of 50,323,526 shares of Common Stock, representing approximately 66.82% of the total shares of Common Stock entitled to vote on the matters set forth herein, consented in writing without a meeting to the matters described herein. As a result, no further votes will be needed to approve the matters set forth herein.

Following the Share Exchange (defined below) consummated by and among the Company, Great Outdoors, LLC, a Delaware limited liability company (“GO”) and My GO Games, LLC, a Minnesota limited liability company (“MGG”), as described in greater detail below, on June 23, 2014, the Company had issued and outstanding 75,313,465 total shares of Common Stock.

The corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein.

The Board and the Consenting Stockholders have consented to effecting amendments to the Company’s Articles of Incorporation and Bylaws (the “Amendments”).  The Articles of Incorporation of the Company shall be amended to:

(1)	increase the total number of shares of Common Stock that the Company has authority to issue to 250,000,000 shares of Common Stock, par value $0.0001 (the “Authorized Share Increase”);

(2)	change the name of the Company from “OBJ Enterprises, Inc.” to “MyGo Games Holding Co.” (the “Name Change”); and

Preliminary Materials

(3)
stagger positions on the Company’s Board of Directors into three classes, with the term of office of two director positions to expire at the annual meeting of shareholders next ensuing; another two director positions to expire one year after the annual meeting next ensuing; and another three director positions to expire two years after the annual meeting next ensuing (the “Staggered Board Approval”).  Any director appointed to fill a vacancy on the board by reason of death, resignation, removal from office, refusal to stand for re-election or otherwise shall be appointed for the remainder of the term of the class of the director they are appointed to replace. In the absence of a nomination for a successor at the end of a director’s term, the term of the then current director shall simply be extended for another full three year term without further action being required.  Not more than one class of directors, being the class up for election at that year’s annual meeting, shall be subject to replacement by the shareholders during any single year. Any increase or decrease in the number of directors pursuant to the Company’s Articles of Incorporation or Bylaws shall be apportioned by resolution of the Company’s Board of Directors to be so apportioned among the director classes as to make all classes as nearly equal in number as possible. In no case will a decrease in the number of directors shorten the term of any incumbent director.

The Bylaws of the Company shall be amended to permit the Company’s Board of Directors to be not fewer than one nor more than ten directors and to consist of seven directors initially (the “Board Increase”).

The officers of the Company have been authorized, each individually, to make such filings with the Florida Secretary of State to effect the above amendments to the Articles of Incorporation of the Company. The officers of the Company have been authorized, each individually, to take any such actions that each deems appropriate, necessary or advisable to effect the above amendment to the Bylaws of the Company.

VOTING SECURITIES

Following the Share Exchange with MGG and GO, as described below, on June 23, 2014, there were 75,313,465 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote per share.

REASONS FOR AMENDMENTS

General Discussion

On June 19, 2014, the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with GO and MGG, pursuant to which the Company issued 50,323,526 shares of Common Stock for all of the issued and outstanding membership interests of MGG (the “Share Exchange”).  Upon completion of the Share Exchange, MGG became a wholly-owned subsidiary of the Company, and the Company’s Board of Directors has determined that the business plan of the Company moving forward will be that of MGG. Accordingly, the Board of Directors recommended that the Articles of Incorporation of the Company be amended to effect the Authorized Share Increase, the Name Change, and the Staggered Board Approval and that the Bylaws of the Company be amended to effect the Board Increase.

Daniel Hammett, acting as the chief executive officer of GO, representing 50,323,526 common shares of the Company held by GO following the Share Exchange, executed a shareholder consent resolution dated June 23, 2014 approving the Amendments, authorizing the Company’s officers to effect the Authorized Share Increase, the Name Change and the Staggered Board Approval by making such filings with the Florida Secretary of State as necessary to amend the Articles of Incorporation for the Company, and authorizing the Company’s officers to effect the Board Increase by taking any such actions that each deems appropriate, necessary or advisable to amend the Bylaws.

The effective date of the Authorized Share Increase, Name Change and Staggered Board Approval is tentatively scheduled for July 23, 2014, subject to approval and publication by the Financial Industry Regulatory Authority (FINRA). The Board Increase was effective upon approval by the Consenting Stockholder on June 23, 2014.

Authorized Share Increase

The Company is currently authorized to issue up to 100,000,000 shares of common stock. Following the closing of the Share Exchange, the Company had 75,313,465 shares of common stock issued and outstanding. Further, the Company has outstanding convertible notes exercisable to acquire 19,086,535 shares of common stock.  Therefore, the Company would have 94,400,000 shares of common stock outstanding and issued on a fully-diluted basis and only 5,600,000 shares of common stock would be available for issuance.

Preliminary Materials

The Company’s Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the authorized capital of the Company to 250,000,000 shares of common stock  to permit the Company sufficient authorized capital to issue shares of common stock to officers, directors and employees pursuant to stock option and other incentive plans, in future financings and to permit the Company to acquire other assets and businesses as the Board of Directors may deem in the best interests of the Company and its stockholders. For this reason the Board of Directors recommended the Authorized Share Increase to the stockholders of the Company and the Consenting Stockholder approved the Authorized Share Increase.

The Company does not currently have any plans, proposals or arrangements and has not entered into any agreements to issue any of the newly available authorized shares of common stock, except for the option agreements with certain of the Company’s officers and employees described below under the section heading “Interests of Certain Persons.”

Pursuant to the Authorized Share Increase the Articles of the Company will be amended such that Article 8 which currently reads:

“ARTICLE 8. CAPITAL STOCK: The total number of shares of capital stock that the Corporation has authority to issue is One Hundred Million (100,000,000). The total number of shares of common stock that the Corporation has authority to issue in One Hundred Million (100,000,000) and the par value of each share of such common stock is one-hundredth of one cent ($0.0001) for an aggregate par value of Ten Thousand Dollars ($10,000.00).”

Shall be amended to read:

“ARTICLE 8. CAPITAL STOCK: The total number of shares of capital stock that the Corporation has authority to issue is Two Hundred and Fifty Million (250,000,000). The total number of shares of common stock that the Corporation has authority to issue in Two Hundred and Fifty Million (250,000,000) and the par value of each share of such common stock is one-hundredth of one cent ($0.0001) for an aggregate par value of Twenty-Five Thousand Dollars ($25,000.00).”

The Authorized Share Increase will result in the following change to the Company’s authorized share capital:

	Before Authorized Share Increase	After Authorized Share Increase
Authorized Shares of Common Stock	100,000,000	250,000,000
Par Value of Common Stock	$0.0001	$0.0001
Authorized Shares of Preferred Stock	0	0

By virtue of this increased available capital stock, there is a potential dilutive effect, because there are now additional authorized but unissued shares of Common Stock. The Company does have plans to issue additional shares of Common Stock in the future, including if and when options to acquire up to 82,660,000 shares of Common Stock issued in connection with the Share Exchange, are exercised. Therefore it should be noted that with additional share issuances, percentage ownership of the Company’s Common Stock by existing stockholders could be reduced significantly, representing a significant dilution.  See “Interests of Certain Persons” below.

The increase in the number of authorized but unissued shares of Common Stock could also have an anti-takeover effect, in that additional shares of Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares of Common Stock could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. However, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the increase in available capital stock was not commenced with the intent that it be utilized as a type of anti-takeover device.  The Authorized Shares Increase will have the effect of the increasing the beneficial ownership of certain executive officers and directors of the Company, who have options of the Company, the exercise of which are contingent on the effectiveness of the Authorized Share Increase.  See “Interests of Certain Persons” below.

The Company has never declared, paid, or been in arrears in paying, a dividend on any of its classes or series of stock, and does not anticipate doing so in the foreseeable future, nor has it declared, paid or been in default in paying, any principal or interest on any class or series of stock.

Preliminary Materials

Name Change

Following the Share Exchange, MGG is a wholly owned subsidiary of the Company and the Company’s business moving forward will be that of MGG. As a result of this, the Company’s Board of Directors determined that it was in the best interests of the Company and its stockholders to change the name of the Company from OBJ Enterprises, Inc. to MyGo Games Holding Co. to more accurately reflect in the market the Company’s business operations going forward.

Pursuant to the Name Change, the Articles of the Company will be amended such that Article 1 which currently reads:

“ARTICLE 1. Name: The name of the Corporation is ‘OBJ Enterprises, Inc.’”

Shall be amended to read:

“ARTICLE 1. Name: The name of the Corporation is ‘MyGo Games Holding Co.’”

Staggered Board Approval

The Company’s Board of Directors believes that the adoption and implementation of a staggered board of directors in the best interests of the Company and its stockholders.  The Company’s Board of Directors believes that a staggered board of directors provides for continuity and stability on the board to maintain knowledge and experience of its business and financial activity by providing directors with three (3) year terms and provide an important mechanism to ensure that the stockholders have some measure of protection from low value hostile takeover attempts.

Upon effectiveness of the Staggered Board Approval, the Company’s Board of Directors will be split into three classes of directors, Class I, Class II and Class III.  Class I will stand for election at the next meeting of stockholders at which directors are elected (“Next Annual Meeting”).  Class II will stand for election at the next meeting of stockholders at which directors are elected which occurs one year following the Next Annual Meeting.  Class III will stand for election at the next meeting of stockholders at which directors are elected which occurs two years following the Next Annual Meeting.  Once elected, directors will serve three (3) year terms in accordance with their class.  Following the Board Increase, the Company’s current Board of Directors has seven (7) directors, which will be divided among the classes as follows:

Class	Number of Directors	First Fiscal Year of Re-election*
Class I	2	2015
Class II	2	2016
Class III	3	2017
* - Assumes that the next meeting of stockholders at which directors will be elected will be in the fiscal year ended August 31, 2015

Of the three current directors, upon effectiveness of the Staggered Board Approval, the directors will be divided between the classes as follows:

Class I – Daniel Miller
Class II – Paul Watson
Class III – Daniel Hammett

Any directors added to the Board of Directors will be placed into classes so as to maintain as equal a number of directors in each class as possible.  Any director vacancies that occur during the year prior to the next meeting of stockholders at which directors will be elected may be filled by the Board of Directors with such appointed director to serve for the remainder of the full term of the Class to which they are appointed.  Directors can be placed into classes by resolution of the Board of Directors.

Any increase or decrease in the number of directors pursuant to the Company’s Articles or Bylaws shall be apportioned by resolution of the Company’s Board of Directors to be so apportioned among the director classes as to make all classes as nearly equal in number as possible.

Preliminary Materials

Pursuant to the Staggered Board Approval, the Company’s Articles will be amended such that Section 6.2 which currently reads:

“6.2 Term: Each director shall hold office until his or her successor shall be elected and shall qualify, or until he or she shall resign or be removed as set forth below.”

Shall be amended to read:

“6.2 Term: Each director shall hold office until his or her successor shall be elected and shall qualify, or until he or she shall resign or be removed as set forth below.  Director positions will be staggered into three classes, with the term of office of two director positions to expire at the annual meeting of shareholders next ensuing; another two director positions to expire one year after the annual meeting next ensuing; and another three director positions to expire two years after the annual meeting next ensuing; and at each annual election held after such classification and election, directors shall be chosen for a full three-year term to succeed those whose terms expire. Any director appointed to fill a vacancy on the board by reason of death, resignation, removal from office, refusal to stand for re-election or otherwise shall be appointed for the remainder of the term of the class of the director they are appointed to replace.  In the absence of a nomination for a successor at the end of a director’s term, the term of the then current director shall simply be extended for another full three year term without further action being required.  Not more than one class of directors, being the class up for election at that year’s annual meeting, shall be subject to replacement by the shareholders during any single year pursuant to Section 6.4 below.  Any increase or decrease in the number of directors pursuant to these Articles of Incorporation or the Bylaws of the Corporation shall be apportioned by resolution of the Board of Directors to be so apportioned among the director classes as to make all classes as nearly equal in number as possible.  In no case will a decrease in the number of directors shorten the term of any incumbent director.”

The Staggered Board Approval may have an anti-takeover effect because directors will serve on the Board of Directors for a term of three (3) years prior to being up for election by a vote of the stockholders.  This means that any party acquiring a controlling interest in the Company may not be able to effect control over the Board of Directors by simply voting out directors by consent resolution or at a meeting of the stockholders because not all directors of the Company will be eligible for such removal or election due to the terms of each class of the Board or Directors.  Only a stockholder or group of stockholders with sufficient shares of common stock to amend the Articles to eliminate the staggered Board of Directors could effect control over the Board of Directors in a shorter time period than the three-year term of the directors.

Further, the Staggered Board Approval will mean that stockholders of the Company will have less power to effect changes on the Board of Directors as the stockholders will only be able to vote on the election of all directors on the Board of Directors every three (3) years. Each year, the stockholders will only be able to vote on the election of one of the three classes of directors.

Board Increase

The Company’s Board of Directors recommended the Board Increase to permit the Board of Director’s the flexibility to appoint a greater number of directors to oversee the Company’s business and protect the interests of the stockholders.  Currently, the Bylaws provide that the Board of Directors shall consist of not fewer than one (1) nor more than five (5) directors with there currently being three (3) directors.

Following the Board Increase, the Bylaws provide that the Company’s Board of Directors shall consist of not fewer than one (1) nor more than ten (10) directors with the initial board size being seven (7) directors.  The Board of Directors is permitted pursuant to a resolution to set the number of directors on the Board of Directors.  The Board cannot by reason of decrease to the size of the Board of Directors shorten the term of any current director.

Pursuant to the Board Increase, the Company’s Bylaws were amended such that Section 3.2 which currently reads:

“3.2 Number and Election.  The number of directors which shall constitute the whole board shall not be fewer than one (1) nor more than five (5). The first board shall consist of one director. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the Board of Directors.”

Preliminary Materials

Shall be amended to read:

“3.2. Number and Election.  The number of directors which shall constitute the whole board shall not be fewer than one (1) nor more than ten (10). The initial board shall consist of seven (7) directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the Board of Directors.”

BOARD OF DIRECTORS’ RECOMMENDATION

On June 19, 2014, the Board approved resolutions to effect the Amendments and submit such proposals to the Company’s stockholders for approval.   On June 19, 2014, 66.82% of the total shares of Common Stock entitled to vote on the matters set forth herein consented in writing without a meeting to the matters described herein.

The information contained in this Information Statement and the accompanying written notice pursuant to Section 607.0704 (3) of the Florida Business Corporation Act constitute the only notice we will be providing stockholders of the Company of the above actions.

INTERESTS OF CERTAIN PERSONS

In relation to the Authorized Share Increase, the Company has outstanding options to acquire up to 82,660,000 shares of Common Stock, issued in connection with the Share Exchange, the exercise of which are conditioned on the effectiveness of the Authorized Shares Increase.  These options were issued pursuant to the assumption by the Company of the options MGG had issued to certain of its executive officers and key employees.  Outside of the condition of the effectiveness of the Authorized Share Increase, the options are otherwise fully vested.

Exercise of all of the options would result in dilution to current stockholders.  Currently, there are 75,313,465 shares of common stock outstanding.  Upon exercise of all of the options, there would 157,973,465, representing a dilution of current stockholdings of 52.33%.

Further, exercise of the options would increase the percentage ownership of certain executive officers, directors and key employees to above 10% of the Company’s resulting partially-diluted issued and outstanding shares of Common Stock, as disclosed in the table below.

Options of Executive Officers, Directors and Key Employees of the Company Dependent on Authorized Share Increase

Name and Position	Amount and Nature of Beneficial Ownership Before the Authorized Share Increase		Percent of Class Before Authorized Share Increase*	Amount and Nature of Securities Dependent on Authorized Share Increase		Amount and Nature of Beneficial Ownership After the Authorized Share Increase		Percent of Class After the Authorized Share Increase*
Daniel Hammett, Chief Executive Officer and Chairman of the Board	63,323,526	(1)	71.70%	30,000,000	(2)	93,323,526	(3)	78.88%
Daniel Miller, Chief Operating Officer and Secretary	0		0%	22,500,000	(4)	22,500,000		23.00%
Paul Watson, Chief Financial Officer, Chief Strategic Officer and Treasurer	0		0%	15,000,000	(5)	15,000,000		16.61%
Other Employees of MGG as a Group	0		0%	15,160,000	(5)	15,160,000		16.76%

Preliminary Materials

*
Percentage of ownership is calculated based on 75,313,465 shares of common stock issued and outstanding as of June 23, 2014.  Includes for each holder, those shares of common stock acquirable upon exercise or conversion of outstanding securities convertible into or exercisable to acquire shares of common stock of the Company within 60 days of June 23, 2014.

(1)
Includes 50,323,526 shares of common stock held by Great Outdoors, LLC and 13,000,000 shares of common stock issuable upon conversion of outstanding convertible notes of the Company held by Great Outdoors, LLC. Mr. Hammett, Chief Executive Officer and sole shareholder of Great Outdoors, LLC, is the executive officer of Great Outdoors, LLC with sole voting and dispositive power over these securities.

(2)
Options exercisable to acquire 30,000,000 shares of common stock of the Company at $0.05 per share, fully vested, expiring December 31, 2024. The options may not be exercised until the Authorized Share Increase is effective with the Secretary of State of the State of Florida.

(3)
Includes 50,323,526 shares of common stock held by Great Outdoors, LLC and 13,000,000 shares of common stock issuable upon conversion of outstanding convertible notes of the Company held by Great Outdoors, LLC. Mr. Hammett, Chief Executive Officer and sole shareholder of Great Outdoors, LLC, is the executive officer of Great Outdoors, LLC with sole voting and dispositive power over these securities. Includes options exercisable to acquire 30,000,000 shares of common stock of the Company at $0.05 per share, fully vested, expiring December 31, 2024. The options may not be exercised until the Authorized Share Increase is effective with the Secretary of State of the State of Florida.

(4)
Options exercisable to acquire 22,500,000 shares of common stock of the Company at $0.05 per share, fully vested, expiring December 31, 2024. The options may not be exercised until the Authorized Share Increase is effective with the Secretary of State of the State of Florida.

(5)
Options exercisable to acquire 15,000,000 shares of common stock of the Company at $0.05 per share, fully vested, expiring December 31, 2024. The options may not be exercised until the Authorized Share Increase is effective with the Secretary of State of the State of Florida.

DESCRIPTION OF COMMON STOCK

The Company is currently authorized to issue 100,000,000 shares of Common Stock with a par value of $0.0001. As of June 23, 2014, there were 75,313,465 shares of Common Stock issued and outstanding. Upon liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all net assets available for distribution to stockholders after payment to creditors. The Common Stock is not convertible or redeemable and has no pre-emptive, subscription or conversion rights. There are no conversion, redemption, sinking fund or similar provisions regarding the Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of stockholders. There are no cumulative voting rights. Each shareholder is entitled to receive the dividends as may be declared by the Board of Directors out of funds legally available for dividends. Any future dividends will be subject to the discretion of the Board of Directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, the Company’s capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF THE COMPANY

The following table sets forth certain information regarding the beneficial ownership of shares of the Company’s Common Stock as of June 23, 2014 following the Share Exchange with GO and MGG and shares of Common Stock issuable upon exercise of outstanding options, exercisable within 60 days of June 23, 2014:

•	each person who is known by the Company to beneficially own more than 5% of its issued and outstanding shares of common stock;

•	the Company’s named executive officers;

•	the Company’s directors; and

•	all of the Company’s executive officers and directors as a group.

Preliminary Materials

Executive Officers and Directors of the Company

(1) Title of Class	(2) Name of Beneficial Owner	(3) Amount and Nature of Beneficial Ownership		(4) Percent of Class*
Common Stock	Daniel Hammett	63,323,526	(1)	71.70%
Common Stock	Daniel Miller	0		0%
Common Stock	Paul Watson	0		0%
Common Stock	All executive officers and directors as a group	63,323,526		71.70%

*
Percentage of ownership is calculated based on 75,313,465 shares of common stock issued and outstanding as of June 23, 2014.  Includes for each holder, those shares of common stock acquirable upon exercise or conversion of outstanding securities convertible into or exercisable to acquire shares of common stock of the Company within 60 days of June 23, 2014.

(1)
Includes 50,323,526 shares of common stock held by Great Outdoors, LLC and 13,000,000 shares of common stock issuable upon conversion of outstanding convertible notes of the Company held by Great Outdoors, LLC. Mr. Hammett, Chief Executive Officer and sole shareholder of Great Outdoors, LLC, is the executive officer of Great Outdoors, LLC with sole voting and dispositive power over these securities.

Certain Beneficial Owners

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Ownership		(4) Percent of Class*
Common Stock	Great Outdoors, LLC 700 Hammett Lane New Smyrna, Florida 32168	63,323,526	(1)	71.70%

Common Stock	Oxford Panama Holding Corp. Punta Paitilla Centro Comercial Bal Harbor, M-38 Panama	5,386,300		7.15%

*
Percentage of ownership is calculated based on 75,313,465 shares of common stock issued and outstanding as of June 23, 2014.  Includes for each holder, those shares of common stock acquirable upon exercise or conversion of outstanding securities convertible into or exercisable to acquire shares of common stock of the Company within 60 days of June 23, 2014.

(1)
Includes 50,323,526 shares of common stock held by Great Outdoors, LLC and 13,000,000 shares of common stock issuable upon conversion of outstanding convertible notes of the Company held by Great Outdoors, LLC. Mr. Hammett, Chief Executive Officer and sole shareholder of Great Outdoors, LLC, is the executive officer of Great Outdoors, LLC with sole voting and dispositive power over these securities.

All members of the Board approved the Amendments in a consent resolution of the Board of Directors signed and effective June 19, 2014.

No security holder entitled to vote at a shareholder’s meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board.

CHANGE IN CONTROL

On June 19, 2014, the Company entered into the Share Exchange Agreement with GO and MGG, pursuant to which the Company issued 50,323,526 shares of Common Stock for all of the issued and outstanding membership interests of MGG.  Upon completion of the Share Exchange, MGG became a wholly-owned subsidiary of the Company, and the Company’s Board of Directors has determined that the business plan of the Company moving forward will be that of MGG.

Preliminary Materials

After the Share Exchange, GO holds 68.82% of the Company’s current issued and outstanding shares of Common Stock and 71.70% of the Company’s shares of Common Stock on a partially-diluted basis (assuming conversion of convertible notes held by GO, convertible at $0.05 per share for 13,000,000 shares of Common Stock). Daniel Hammett, a director of the Company, has sole voting and dispositive power over the shares of Common Stock held by GO.

In connection with the Share Exchange, the Board of Directors of the Company accepted the resignation of Paul Watson as Chief Executive Officer and Secretary of the Company and appointed Daniel Hammett as Chief Executive Officer, Daniel Miller as Chief Operating Officer and Secretary and Paul Watson as Chief Strategy Officer.  Paul Watson continued as President, Chief Financial Officer and Treasurer.

Additionally, the Company assumes options of MGG and granted the holders of such options, the right to acquire shares of Common Stock of the Company on the same terms.  The options granted cover 82,660,000 shares of Common Stock, totaling 118% of the current issued and outstanding shares of Common Stock of the Company.  See “Interests of Certain Persons” above.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

Beginning as of the effective date of the Amendments to the Articles, currently anticipated to be July 23, 2014, each certificate representing the previous name of the Company will be deemed for all corporate purposes to evidence ownership of a certificate bearing the new name, authorized shares and par value.

Stockholders are not required to exchange their old certificates.

The Company’s transfer agent, Island Stock Transfer, will act as agent for purposes of exchanging stock certificates.

Holders of shares bearing the old name and not placed on account with a stockbroker, may, at their own expense, surrender to the transfer agent such old certificates in exchange for certificates bearing the new name beginning after the effective date.

No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder’s outstanding certificate(s) to the corporation’s transfer agent at 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760.

Shares of the corporation’s Common Stock which are held and on account with a stockbroker as of the effective date, will have such information updated automatically, with no action required from the holder.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Pursuant to certain regulations, unless the Company has received contrary instructions, the Company is permitted to deliver only one copy of this Information Statement to stockholders who share the same address.  This procedure is called “householding”.  If you and another stockholder share the same address and have received only one copy of the Information Statement, you may request an additional hard copy of the Information Statement by writing or calling the Company at: 1707 Post Oak Blvd. Suite 215, Houston, Texas 77056, telephone (832) 900-9366, Attention: Daniel Miller, Corporate Secretary.

Preliminary Materials

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices as detailed above. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices as detailed above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual and quarterly reports, proxy statements, and other reports and information electronically with the Securities and Exchange Commission (the “Commission”). The Company’s filings are available through the Commission’s website at the following address: http://www.sec.gov.

By Order of the Board of Directors,

Daniel Hammett
Chief Executive Officer
Houston, Texas
July 3, 2014

APPENDICES

Appendix A – Amendment to Articles of Incorporation
Appendix B – Amended and Restated Bylaws

Appendix A

Articles of Amendment
to
Articles of Incorporation
of

OBJ Enterprises Inc.

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation and does hereby certify:

FIRST: That the Board of Directors of OBJ Enterprises Inc. duly adopted resolutions setting forth the proposed amendments to the Articles of Incorporation set forth below and recommending those amendments to the stockholders of the Corporation.  Pursuant to such resolutions, the following amendments to the Articles of Incorporation were approved:

RESOLVED, that the Board does hereby authorize and approve the amendment of Article 1 of Company’s articles of incorporation in its entirety as follows:

“ARTICLE 1. Name: The name of this Corporation is ‘MyGo Games Holding Co.’”

RESOLVED, that the Board does hereby authorize and approve the amendment of Section 6.2 of Company’s articles of incorporation in its entirety as follows:

“6.2 Term: Each director shall hold office until his or her successor shall be elected and shall qualify, or until he or she shall resign or be removed as set forth below.  Director positions will be staggered into three classes, with the term of office of two director positions to expire at the annual meeting of shareholders next ensuing; another two director positions to expire one year after the annual meeting next ensuing; and another three director positions to expire two years after the annual meeting next ensuing; and at each annual election held after such classification and election, directors shall be chosen for a full three-year term to succeed those whose terms expire. Any director appointed to fill a vacancy on the board by reason of death, resignation, removal from office, refusal to stand for re-election or otherwise shall be appointed for the remainder of the term of the class of the director they are appointed to replace.  In the absence of a nomination for a successor at the end of a director’s term, the term of the then current director shall simply be extended for another full three year term without further action being required.  Not more than one class of directors, being the class up for election at that year’s annual meeting, shall be subject to replacement by the shareholders during any single year pursuant to Section 6.4 below.  Any increase or decrease in the number of directors pursuant to these Articles of Incorporation or the Bylaws of the Corporation shall be apportioned by resolution of the Board of Directors to be so apportioned among the director classes as to make all classes as nearly equal in number as possible.  In no case will a decrease in the number of directors shorten the term of any incumbent director.”

RESOLVED, that the Board does hereby authorize and approve the amendment of Article 8 of Company’s articles of incorporation in its entirety as follows:

“ARTICLE 8. CAPITAL STOCK: The total number of shares of capital stock that the Corporation has authority to issue is Two Hundred and Fifty Million (250,000,000). The total number of shares of common stock that the Corporation has authority to issue in Two Hundred and Fifty Million (250,000,000) and the par value of each share of such common stock is one-hundredth of one cent ($0.0001) for an aggregate par value of Twenty-Five Thousand Dollars ($25,000.00).”

SECOND: That thereafter, pursuant to Section 607.0704 of the Florida Business Corporations Act, stockholders representing the necessary number of shares as required by statute were voted in favor of the above amendment by written consent delivered to the Corporation.

THIRD: That said amendments were duly adopted in accordance with Section 607.1003 of the Florida Business Corporations Act.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ___ day of __, 2014.

________________

Name:
Title:

Appendix B

AMENDED AND RESTATED BYLAWS

OF

OBJ ENTERPRISES, INC.

1.           OFFICES

1.1.        Registered Office

The initial registered office of the Corporation shall be in 1522 Romallo Lane Sarasota, Florida 34232.

1.2.        Other Offices

The Corporation may also have offices at such other places, both within and without the State of Florida as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2.           MEETINGS OF STOCKHOLDERS

2.1.        Place of Meetings

All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board of Directors, the Chairperson or the President. Notwithstanding the foregoing, the Board of Directors may determine that the meeting shall not be held at any place, but may instead be held by means of remote communication.

2.2.        Annual Meetings

Unless directors are elected by written consent in lieu of an annual meeting, the Corporation shall hold annual meetings of stockholders, commencing with the year 2009, on such date and at such time as shall be designated from time to time by the Board of Directors, the Chairperson or the President, at which stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting. If a written consent electing directors is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

2.3.        Special Meetings

Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Board of Directors, the Chairperson or the President.

2.4.        Notice of Meetings

Notice of any meeting of stockholders, stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and (if it is a special meeting) the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the Florida Business Corporation Act ("FBCA") or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in, the FBCA

2.5.        Waivers of Notice

Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these Bylaws, a written waiver thereof signed by the person or persons entitled to said notice, or a waiver thereof by electronic transmission by the person entitled to said notice, delivered to the Corporation, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice (1) of such meeting, except when the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (2) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter at the beginning of the meeting.

2.6.        Business at Special Meetings

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice (except to the extent that such notice is waived or is not required as provided in the FBCA or these Bylaws).

2.7.        List of Stockholders

After the record date for a meeting of stockholders has been fixed, at least ten days before such meeting, the officer who has charge of the stock ledger of the Corporation shall make a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder (but not the electronic mail address or other electronic contact information, unless the Board of Directors so directs) and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (1) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (2) during ordinary business hours, at the principle place of business of the Corporation. If the meeting is to be held at a place, then such list shall also, for the duration of the meeting, be produced and kept open to the examination of any stockholder who is present at the time and place of the meeting. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.8.        Quorum at Meetings

Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or by the Certificate of Incorporation, the holders of a majority of the shares entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Once a share is represented for any purpose at a meeting (other than solely to object (1) to holding the meeting or transacting business at the meeting, or (2) (if it is a special meeting) to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time.

2.9.        Voting and Proxies

Unless otherwise provided in the FBCA or in the Corporation's Certificate of Incorporation, and subject to the other provisions of these Bylaws, each stockholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation's capital stock that has voting power and that is held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. If authorized by the Board of Directors, and subject to such guidelines as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at such meeting whether such meeting is held at a designated place or solely by means of remote communication, provided that (1) the Corporation implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (2) the Corporation implements reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (3) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action is maintained by the Corporation.

2.10.      Required Vote

When a quorum is present at any meeting of stockholders, all matters shall be determined, adopted and approved by the affirmative vote (which need not be by ballot) of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote with respect to the matter, unless the proposed action is one upon which, by express provision of statutes or of the Certificate of Incorporation, a different vote is specified and required, in which case such express provision shall govern and control with respect to that vote on that matter. Where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. Notwithstanding the foregoing, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

2.11.      Action Without a Meeting

Any action required or permitted to be taken at a stockholders' meeting may be taken without a meeting, without prior notice and without a vote, if the action is taken by persons who would be entitled to vote at a meeting and who hold shares having voting power equal to not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted. The action must be evidenced by one or more written consents describing the action taken, signed by the stockholders entitled to take action without a meeting, and delivered to the Corporation in the manner prescribed by the FBCA for inclusion in the minute book. No consent shall be effective to take the corporate action specified unless the number of consents required to take such action are delivered to the Corporation within sixty days of the delivery of the earliest-dated consent. A telegram, cablegram or other electronic transmission consenting to such action and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purposes of this Section 2.11, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (1) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (2) the date on which such stockholder or proxy holder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is delivered to the Corporation in accordance with the FBCA. Written notice of the action taken shall be given in accordance with the FBCA to all stockholders who do not participate in taking the action who would have been entitled to notice if such action had been taken at a meeting having a record date on the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

3.           DIRECTORS

3.1.        Powers

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation or as otherwise may be provided in the FBCA.

3.2.        Number and Election

The number of directors which shall constitute the whole board shall not be fewer than one (1) nor more than ten (10). The initial board shall consist of seven (7) directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the Board of Directors.

3.3.        Nomination of Directors

The Board of Directors shall nominate candidates to stand for election as directors; and other candidates also may be nominated by any Corporation stockholder, provided that such other nomination(s) are submitted in writing to the Secretary of the Corporation no later than 90 days prior to the meeting of stockholders at which such directors are to be elected, together with the identity of the nominator and the number of shares of the Corporation's stock owned, directly or indirectly, by the nominator. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.4 hereof, and each director elected shall hold office until such director's successor is elected and qualified or until the director's earlier death, resignation or removal. Directors need not be stockholders.

3.4.        Vacancies

Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by the affirmative vote of a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by the affirmative vote of a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Each director so chosen shall hold office until the next election of directors and until such director's successor is elected and qualified, or until the director's earlier death, resignation or removal. In the event that one or more directors resign from the Board, effective at a future date, a majority of the directors then in office who were elected by holders of the same class of stock as the director(s) so resigning, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election of directors, and until such director's successor is elected and qualified, or until the director's earlier death, resignation or removal.

3.5.        Meetings

3.5.1.      Regular Meetings

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.5.2.     Special Meetings

Special meetings of the Board may be called by the Chairperson or President on one day's notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), telegram or facsimile transmission, and on five days' notice by mail (effective upon deposit of such notice in the mail). The notice need not describe the purpose of a special meeting.

3.5.3.     Telephone Meetings

Members of the Board of Directors may participate in a meeting of the board by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

3.5.4.     Action Without Meeting

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more consents in writing or by electronic transmission describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

3.5.5.      Waiver of Notice of Meeting

A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, or made by electronic transmission by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

3.6.        Quorum and Vote at Meetings

At all meetings of the board, a quorum of the Board of Directors consists of at least one (1) director, or a majority of the total number of directors prescribed pursuant to Section 3.2 of these Bylaws if such number of directors is greater than three (3). The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws.

3.7.        Committees of Directors

The Board of Directors may designate one or more committees, each committee to consist of one or more directors. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to approving or adopting, or recommending to the stockholders, any action or matter expressly required by the FBCA to be submitted to stockholders for approval or adopting, amending or repealing any bylaw of the Corporation; and unless the resolution designating the committee, these bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors, when required. Unless otherwise specified in the Board resolution appointing the Committee, all provisions of the FBCA and these Bylaws relating to meetings, action without meetings, notice (and waiver thereof), and quorum and voting requirements of the Board of Directors apply, as well, to such committees and their members.

3.8.        Compensation of Directors

The Board of Directors shall have the authority to fix the compensation of directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

4.           OFFICERS

4.1.        Positions

The officers of the Corporation shall be a Chairperson, a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, a Chief Strategy Officer, a Secretary and a Treasurer, and such other officers as the Board of Directors (or an officer authorized by the Board of Directors) from time to time may appoint, including one or more Vice Chairmen, Executive Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall exercise such powers and perform such duties as shall be set forth below and such other powers and duties as from time to time may be specified by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the duties of such other officers. Any number of offices may be held by the same person. As set forth below, each of the Chairperson, the Chief Executive Officer and the President may execute bonds, mortgages and other contracts under the seal of the Corporation, if required, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

4.2.        Chairperson

The Chairperson shall be the presiding officer of the Corporation, shall (when present) preside at all meetings of the Board of Directors and stockholders.

4.3.        Chief Executive Officer

The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have full responsibility and authority for general and active management and supervision of the operations of the Corporation for ensuring that all order and resolutions of the Board of Directors are carried into effect, and for performing all other duties which are incidental to the office of Chief Executive Officer. The Chief Executive Officer may execute bonds, mortgages and other contracts, under the seal of the Corporation, if required, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

4.4         President

Subject to the direction and control of the Chief Executive Officer and the Board of Directors, the President shall have the general powers and duties of management usually vested in the office of president of a corporation and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time. In addition and subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if no one has been appointed Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have the powers and duties of the Chief Executive Officer.

4.5.        Chief Operating Officer

Subject to the direction and control of the Chief Executive Officer and the Board of Directors, the Chief Operating Officer shall supervise and control the operations of the Corporation, shall be responsible for the development, design, operation and improvement of its operations, and shall have such duties and authority as are normally incident to the position of chief operating officer of a corporation and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

4.6.        Chief Financial Officer

Subject to the direction and control of the Chief Executive Officer and the Board of Directors, the Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time. The Chief Executive Officer may direct the Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and the Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

4.7.        Chief Strategy Officer

Subject to the direction and control of the Chief Executive Officer and the Board of Directors, the Chief Strategy Officer shall have general authority over planning and strategy for all or designated portions of the business of the Corporation.  The Chief Strategy Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

4.8           Vice Presidents

In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the Chief Executive Officer or the President.

4.9.        Secretary

The Secretary shall have responsibility for preparation of minutes of meetings of the Board of Directors and of the stockholders and for authenticating records of the Corporation. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary or an Assistant Secretary may also attest all instruments signed by any other officer of the Corporation.

4.10.      Assistant Secretary

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary.

4.11.      Treasurer

The Treasurer, or if there shall be more than one, the Treasurers in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Chief Financial Officer or in the event of the Chief Financial Officer’s inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer.

4.12.      Term of Office

The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors.

4.13.      Compensation

The compensation of officers of the Corporation shall be fixed by the Board of Directors, or any committee established by the Board of Directors.

4.14.      Fidelity Bonds

The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.           CAPITAL STOCK

5.1.        Certificates of Stock; Uncertificated Shares

The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of the Corporation by the Chairperson, President or any Vice President, and by the Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

5.2.        Lost Certificates

The Board of Directors, Chairperson, President or Secretary may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issuance of a new certificate, the board or any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as the board or such officer shall require and/or to give the Corporation a bond or indemnity, in such sum or on such terms and conditions as the board or such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

5.3.        Record Date

5.3.1.      Actions by Stockholders

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty days nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the FBCA shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by the FBCA. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the FBCA, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

5.3.2.     Payments

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

5.4.        Stockholders of Record

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the FBCA.

6.           GENERAL PROVISIONS

6.1.        Inspection of Books and Records

Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's records as provided by the FBCA and to make copies or extracts there from. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

6.2.        Dividends

The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Florida.

6.3.        Reserves

The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

6.4.        Execution of Instruments

All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

6.5.        Fiscal Year

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

6.6.        Seal

The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

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The foregoing Bylaws were adopted by the Board of Directors on __, 2014

Secretary Daniel S. Miller